WEYERHAEUSER 2018 Western Timberlands Tour August 13-14, 2018 | Eugene, OR 1

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, with respect to future goals, expectations and prospects, business strategies, revenues, cash flow, adjusted EBITDA, adjusted EBITDA margin, business priorities, performance, cost structure, operational excellence initiatives and goals, operational innovations, pricing, margins, sawlog volume, lumber capacity and log pricing. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may be identified by our use of certain words in such statements, including without limitation words such as “anticipate,” “believe,” “continue,” “continued,” “could,” “forecast,” “estimate,” “outlook,” “goal,” “will,” “plan,” “expect,” “target,” “would” and similar words and terms and phrases using such terms and words, while depictions that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals or targets, or we may reference expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions concerning future events, and are inherently subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and often beyond the company’s control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements. Such factors include, without limitation: our ability to successfully execute our performance plans, including cost reductions and other operational excellence initiatives; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and the strength of the U.S. dollar; market demand for our products, including demand for our timberland properties with higher and better uses, which in turn is related to the strength of various U.S. business segments and U.S. and international economic conditions; domestic and foreign competition; raw material prices; energy prices; the effect of weather; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; transportation availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of retirements and changes in market price of our common stock on charges for share-based compensation; changes in accounting principles; and other factors described in filings we make from time to time with the Securities and Exchange Commission, including without limitation the risk factors described in our annual report on Form 10-K for the year ended December 31, 2017. There is no guarantee that any of the anticipated events or results articulated in this presentation will occur or, if they occur, what effect they will have on the company’s results of operations or financial condition. The forward-looking statements contained herein apply only as of the date of this presentation and we do not undertake any obligation to update these forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. generally accepted accounting principles. Management believes such non-GAAP measures may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies due to potential inconsistencies in how such measures are calculated. A reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation. 2

TIMBERLANDS OVERVIEW Devin Stockfish, SVP Timberlands 33

TIMBERLANDS AT A GLANCE WE ARE THE LARGEST PRIVATE OWNER OF TIMBERLANDS IN NORTH AMERICA Species Mix in Each Region NORTH WEST West South North 2.9 2.5 7% 24% 12.4 16% MILLION 46% 1,416 ACRES 54% TALENTED 77% 76% SOUTH PEOPLE 7.0 Douglas fir Southern Yellow Pine Softwood Whitewood Hardwood WORK FOR US Plus 14 million acres of publicly owned timberlands Hardwood in Canada that we manage via long-term licenses Hardwood WE GREW WE’VE MADE WE ARE ADJUSTED WE PLANT 100% EBITDA* $172 + BY MILLION 100 CERTIFIED IN SUSTAINABLE MILLION TO THE $417 OPERATIONAL SEEDLINGS EXCELLENCE MILLION IMPROVEMENTS EVERY YEAR BETWEEN 2011-2017 SINCE 2014 *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts. 4

TIMBERLANDS STRATEGY FOR SUCCESS STRONG BEST SUPERIOR CUSTOMER WINNING TIMBERLANDS EXECUTION FOCUS . Unparalleled scale . Provide superior . Create value Sustainable, and market access reliability and through genetics industry-leading consistency of and silviculture EBITDA . Exceptional supply at scale quality and . Capture value per acre productivity . Target right mix through OpX of customers and across the . Sustainably markets supply chain certified . Lead through innovation RIGHT PEOPLE, RIGHT CULTURE 5

BEST TIMBERLANDS Scale and Market Access • Highly Productive • Sustainable 6 6

TIMBERLANDS Largest private U.S. owner with unmatched quality, diversity and scale NORTH NORTHERN 2.5 MILLION TIMBERLANDS ACRES . 50 hardwood and softwood species . Diverse lumber and fiber markets SOUTH WEST . Premium value 7.0 MILLION 2.9 MILLION hardwood sawlogs ACRES ACRES WESTERN SOUTHERN TIMBERLANDS TIMBERLANDS . High value Douglas fir . Superior quality . Diverse domestic and Southern Yellow Pine export customers . Access to all Southern . Unique access to markets premium Japanese export . Growing export market business Total acres as of December 31, 2017. 7

SUSTAINABLE FORESTRY More than a century of industry-leading practices WE PLANTED 100% WE HARVEST 100% + OF OUR OF OUR 1 BILLION TIMBERLANDS JUST 2% TIMBERLANDS SEEDLINGS ARE CERTIFIED OF OUR ARE IN THE LAST TO THE TIMBERLANDS TEN YEARS EACH YEAR REFORESTED AFTER HARVEST WE TAKE OUR STRONG WE’VE BEEN GROWING TREES MEASURES LISTED ON THE ABSORB DOW JONES TO PROTECT SUSTAINABILITY CARBON THREATENED & INDEX WHICH REMAINS ENDANGERED SEQUESTERED SINCE 2005 SPECIES AFTER HARVEST 1900 1930 1941 1942 2000 2005 Company founded by Led the industry to develop Established first tree Established first forest Achieved 100% certification First listing on Dow Jones Frederick Weyerhaeuser sustainable practices farm in the U.S. research facility in U.S. to SFI Sustainability Index 8 8

STRONG CUSTOMER FOCUS Competitive Advantage • Customers and Markets 9

TIMBERLANDS: OUR COMPETITIVE ADVANTAGE WE LEVERAGE SCALE AND Why we are a preferred supplier: SUPPLY-CHAIN . Reliable, consistent supply at scale volumes EXCELLENCE . Ability to provide extra volume to meet customer requests TO DELIVER . Geographic diversity of ownership RELIABLE, . Focus on delivered model, supplement with stumpage CONSISTENT . Commitment to sustainable, certified forestry practices SUPPLY TO CUSTOMERS 10

CUSTOMER STRATEGY: Reliable and Flexible Establish reliable, scaled Maintain diverse mix of additional 1 customer base in each market 2 customers in each market This allows for: This creates: . Consistent volume baseload . Operational flexibility . Low cost supply chain . Risk mitigation . Planning efficiency West South North 21% Customer 1 Internal 20% Customer 1 27% Internal Customer 1 Customer 2 48% Customer 2 45% Customer 2 49% Customer 3 16% 21% Customer 3 11% Customer 3 Customer 4 Additional Customers Additional Customers Customer 5 6% 6% 10% 4% 7% 5% Additional Customers Based on 2017 sales dollars 4% 11

DOMESTIC MARKETS

Growing customer demand in the U.S. South

- Rising Southern lumber capacity will drive improved log pricing
- WY timberlands are uniquely positioned to capitalize
  - Well aligned with capacity additions
  - Well positioned in markets with greatest pricing runway
- Southern log export opportunities generate additional market demand

U.S. SOUTH CAPACITY ADDITIONS

2017-2021

APPROXIMATELY
5 BBF
ANNOUNCED



New Sawmill & Plywood Capacity
WY Timberlands
WY Export Facility

Source: Forisk, Company Reports

SAWMILL CAPACITY ADDITIONS

BY STATE 2017-2021



1,500
1,200
900
600
300
0
MMBF
Strong Growth in Gulf and Mid-South
LA
TX
NC
MS
SC
FL
AR
AL
GA

Source: Forisk, Company Reports

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ASIAN EXPORT MARKETS We are unparalleled in scale, quality, and market share Douglas fir and Western Hemlock to Japan, China and Korea Southern Yellow Pine to China and India SAWLOG EXPORT REVENUE $450 MILLION IN 2017 Korea, 7% China, 26% China, 2% WEST SOUTH India, 0.3% Japan, 65% 13

SUPERIOR EXECUTION Create & Capture Value • Innovate 14 14

DELIVER THE MOST VALUE FROM EVERY ACRE SEEDLINGS PLANTING SILVICULTURE HARVEST TRANSPORT MARKETING 1. CREATE 2. CAPTURE MAXIMUM VALUE ON EVERY ACRE MAXIMUM VALUE ON EVERY ACRE THROUGH GENETICS & SILVICULTURE EXPERTISE THROUGH FOCUSED EXECUTION & OPX 15

CREATING MAXIMUM VALUE: Advanced Genetics & Nurseries ADVANCED GENETICS . Develop, select and deploy the best genetic material for each acre on our land base . Select for growth, wood quality and survival characteristics NURSERIES & SEED ORCHARDS . Reliable, consistent, high-quality supply of seedlings for operations . Quality control improves survival 16

CREATING MAXIMUM VALUE: Silviculture MARKET TARGETED SUPERIOR ANALYSIS SILIVICULTURE EXECUTION & MODELING REGIME Know the Grow the Create more MAXIMIZE customers right logs volume in VALUE in every for the less time with of each geography right markets better mix ACRE 17

CAPTURING MAXIMUM VALUE: Harvest & Transportation $34 2017 MILLION OpX ON HARVEST AND HAUL ACHIEVED THROUGH ▪ Steep slope technology in the West ▪ Contractor management systems ▪ New applications to improve wood flows 18

CAPTURING MAXIMUM VALUE: Sorting for Value and Woodflow EXAMPLE SORTING-FOR-VALUE RESULTS Poles 1% OVER 2017 $10 MILLION Japan Japan OpX 42% IN THE WEST 44% HIGHER VALUE HIGHER Other Exports 8% Other Exports 12% ACHIEVED THROUGH Domestic 45% Domestic 38% ▪ Bucking and sorting-for-value initiatives ▪ Flowing logs to the highest margin option VALUE LOWER Fiber 5% Fiber 5% PLAN ACTUAL 19

CAPTURING MAXIMUM VALUE: Timberlands OpX OPX IMPROVEMENTS SINCE 2014 IN MILLIONS IN 2017 $101-104 >50% $92-96 OF OUR OPX $24$24-28 CAME FROM 2018 $14-18 Target $14 HARVEST AND HAUL OUR $27$27 $8-10 $35$35 $8 COMPETITIVE 2017 Actual $2$2-4 ADVANTAGE Scale Operations $4 Log & Haul Expertise 2014-2016 $51$51 $4 Actual $42$42 Deep Market Knowledge $2$2 Supply Chain Proficiency WEST SOUTH NORTH Note: $11 million OpX results from Canada not shown 20

SHAREHOLDER VALUE Leader in generating cash from timberland assets ADJUSTED EBITDA* / ACRE OWNED ADJUSTED EBITDA* / ACRE OWNED U.S. WEST U.S. SOUTH $240 $80 $200 $60 $160 $40 $120 $20 $80 $40 $0 2011 2012 2013 2014 2015 2016 2017 2018 2011 2012 2013 2014 2015 2016 2017 2018 Q1 LTM Q1 LTM Weyerhaeuser** Rayonier NCREIF *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts. | **Amounts presented exclude Real Estate, Energy & Natural Resources and include Plum Creek WA, OR and Southern operations. Longview Timber included beginning in 2014. 21 | Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF).

INNOVATION Near-term opportunities to fully leverage across timberlands business Steep Slope Logging Drones Central Tire Inflation 22 22

INNOVATION Future opportunities to drive step change improvements Robotics Artificial Intelligence Remote-Control Next-Gen LIDAR Harvesters 23 23

TIMBERLANDS STRATEGY FOR SUCCESS STRONG BEST SUPERIOR CUSTOMER WINNING TIMBERLANDS EXECUTION FOCUS . Unparalleled scale . Provide superior . Create value Sustainable, and market access reliability and through genetics industry-leading consistency of and silviculture EBITDA . Exceptional supply at scale quality and . Capture value per acre productivity . Target right mix through OpX of customers and across the . Sustainably markets supply chain certified . Lead through innovation RIGHT PEOPLE, RIGHT CULTURE 24

WOOD PRODUCTS OVERVIEW Adrian Blocker, SVP Wood Products LUMBER ORIENTED STRAND BOARD ENGINEERED WOOD DISTRIBUTION 25

WOOD PRODUCTS STRATEGY FOR SUCCESS RIGHT RIGHT RIGHT WINNING ALIGNMENT CUSTOMERS COST Strong focus and Preferred supplier Top-quartile cost INDUSTRY- alignment with our: for targeted markets structure: LEADING . Raw material supply and customers: . Manufacturing and MARGINS . Manufacturing . Attractive margins SG&A costs and capability . Sufficient scale . Non-capital BLACK AT improvements . Customer needs . Defensible over the THE BOTTOM cycle . Disciplined capital projects RIGHT PEOPLE IN THE RIGHT ROLES DRIVE RESULTS 26

WOOD PRODUCTS OVERVIEW Industry leading North American wood products producer BILLION $5 REVENUE 3rd 4th LUMBER OSB PRODUCTION PRODUCTION 19 LUMBER MILLS 6 ORIENTED STRAND BOARD MILLS 1st 18 6 ENGINEERED WOOD MILLS ENGINEERED DISTRIBUTION 3 VENEER / PLYWOOD FACILITIES WOOD FACILITIES 1 MEDIUM DENSITY FIBERBOARD MILL REVENUE 18 DISTRIBUTION FACILITIES EACH BUSINESS HAS SCALE AND DIVERSITY Revenue and statistics for full year 2017. 27

WOOD PRODUCTS: OUR COMPETITIVE ADVANTAGE WE LEVERAGE SCALE AND Why we are a preferred supplier: SUPPLY-CHAIN . Product mix and scale EXCELLENCE . Reliability in supply-chain excellence TO DELIVER . Strong reputation RELIABLE, . Sustainability CONSISTENT SUPPLY TO CUSTOMERS 28

WOOD PRODUCTS: TARGETED MARKETS Adjusted EBITDA* Adjusted ORIENTED ENGINEERED WOOD LUMBER DISTRIBUTION STRAND BOARD PRODUCTS 2017 $459 MILLION $359 MILLION $173 MILLION $38 MILLION Repair & Export Remodel Export Other Industrial & Other Repair & Remodel Industrial Industrial Industrial New 3rd Party Residential Distributor Repair & WY National New New Local Remodel Distribution Dealers Repair & Residential Residential Dealers Remodel New Residential 2017 REVENUE FOCUSED ON NEW RESIDENTIAL AND REPAIR AND REMODEL 29 *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts.

RIGHT COST: Wood Products OpX 120 100 $10-15 $20-25 $40-$60MM $16 2018 TARGET 80 $5-10 $21 $5-10 $20 60 $14 $71MM 2017 ACTUAL $ millions 40 $81 $62 $55 $58 20 $256MM 2014-16 0 PROGRESS LUMBER OSB EWP DISTRIBUTION KEY INITIATIVES . Controllable cost . Reliability . Controllable cost . Product margins . Reliability . Controllable cost . Improved . Operating costs . Focused capital . Enhanced recovery . Selling expenses investments product mix . Product mix 30

“BLACK AT THE BOTTOM” ACHIEVE WOOD PRODUCTS ADJUSTED EBITDA* $ MILLIONS OVER BLACK AT THE 90% BOTTOM IN OF THE WAY 2018 “BLACK AT THE THROUGH BOTTOM” 2017 PRINCIPLES: OUR GOAL IS TO BE ▪ Mill “roadmaps” “BLACK AT THE target top quartile BOTTOM” cost structure OF THE CYCLE ▪ Invest in proven teams and facilities ▪ Drive supply chain ($343) efficiencies to optimize margins 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 RELENTLESS FOCUS ON IMPROVING OUR COST STRUCTURE *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts. 31

RIGHT COST LUMBER OSB 100% 100% 12% 15% 95% Reduction 95% Reduction 90% 90% Indexed 2013 to Indexed 85% 2013 to Indexed 85% Cost net of logs/MBF net Cost Controllable Controllable M38 cost/ 80% 80% 2013 2014 2015 2016 2017 2013 2014 2015 2016 2017 EWP I-JOIST DISTRIBUTION $50 100% 5% $40 Reduction 98% $30 96% $20 Indexed 2014 to Indexed 94% $10 Controllable cost/MMLF Controllable Adjusted EBITDA*, Millions $ 92% $- 2014 2015 2016 2017 2014 2015 2016 2017 32 *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts.

WOOD PRODUCTS COMPETITIVE PERFORMANCE ADJUSTED EBITDA MARGIN* LUMBER+ ORIENTED STRAND BOARD 30% 50% 25% 40% 20% 30% 15% 20% 10% 10% 5% 0% 0% -5% -10% 2011 2012 2013 2014 2015 2016 2017 2018 2011 2012 2013 2014 2015 2016 2017 2018 ^ ^ Weyerhaeuser vs West Fraser, Canfor, Interfor Q1 YTD Weyerhaeuser vs LP, Norbord Q1 YTD ENGINEERED WOOD PRODUCTS DISTRIBUTION 18% 6% 15% 4% 12% 2% 9% 0% 6% -2% 3% -4% 0% -6% -3% -8% 2011 2012 2013 2014 2015 2016 2017 2018 2011 2012 2013 2014 2015 2016 2017 2018 ^ Weyerhaeuser vs Boise, LP Q1 YTD Weyerhaeuser^ vs Boise, Blue Linx Q1 YTD *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts. | +2017 and 2018 results for all companies include expenses for softwood lumber countervailing and anti-dumping duties. | ^Amounts presented include Plum Creek operations beginning on February 19, 2016. | Source for competitor data: public SEC filings. 33

WOOD PRODUCTS STRATEGY FOR SUCCESS RIGHT RIGHT RIGHT WINNING ALIGNMENT CUSTOMERS COST Strong focus and Preferred supplier Top-quartile cost INDUSTRY- alignment with our: for targeted markets structure: LEADING . Raw material supply and customers: . Manufacturing and MARGINS . Manufacturing . Attractive margins SG&A costs and capability . Sufficient scale . Non-capital BLACK AT improvements . Customer needs . Defensible over the THE BOTTOM cycle . Disciplined capital projects RIGHT PEOPLE IN THE RIGHT ROLES DRIVE RESULTS 34

APPENDIX 35

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ADJUSTED EBITDA RECONCILIATION:
Timberlands

$ Millions	2011	2012	2013	2014	2015	2016	2017	2018 Q1 LTM[1]
West	$279	$258	$373	$571	$459	$443	$508	$540
South	226	298	328	410	430	426	383	385
North	29	28	32	47	41	26	23	21
Other	(15)	(8)	46	2	7	6	22	16
Adjusted EBITDA including Legacy Plum Creek operations[2,4]	$519	$576	$779	$1,030	$937	$901	$936	$962
Less: EBITDA attributable to Plum Creek[3]	175	203	235	291	260	36	-	-
Weyerhaeuser Timberlands Adjusted EBITDA[4]	$344	$373	$544	$739	$677	$865	$936	$962
Depletion, Depreciation & Amortization	(138)	(143)	(168)	(207)	(207)	(366)	(356)	(341)
Special Items	-	-	-	-	-	-	(48)	(48)
Operating Income (GAAP)	$206	$230	$376	$532	$470	$499	$532	$573
Interest Income and Other	4	3	4	-	-	-	-	-
Loss Attributable to Non-Controlling Interest	-	1	-	-	-	-	-	-
Net Contribution to Earnings	$210	$234	$380	$532	$470	$499	$532	$573

1. LTM = last twelve months.
2. Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser's Timberlands segment, and include Plum Creek. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges.
3. Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016.
4. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

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ADJUSTED EBITDA RECONCILIATION:
Wood Products

$ Millions	2009	2010	2011	2012	2013	2014	2015	2016[1]	2017	2018 Q1 YTD
Lumber			($7)	$130	$317	$319	$212	$289	$459	$140
OSB			(4)	143	247	46	41	183	359	92
EWP			6	17	45	79	114	145	173	45
Distribution			(37)	(29)	(33)	2	10	25	38	15
Other			(1)	(15)	(2)	-	(5)	(1)	(12)	(6)
Adjusted EBITDA[2]	($343)	($85)	($43)	$246	$574	$446	$372	$641	$1,017	$286
Depletion, Depreciation & Amortization	(198)	(177)	(151)	(133)	(123)	(119)	(106)	(129)	(145)	(36)
Special Items	(194)	(51)	(52)	6	(10)	-	(8)	-	(303)	20
Operating Income (GAAP)	($735	($313)	($246)	$119	$441	$327	$258	$512	$569	$270
Interest Income and Other	2	3	3	1	-	-	-	-	-	-
Net Contribution to Earnings	($733)	($310)	($243)	$120	$441	$327	$258	$512	$569	$270

1. Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016.
2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

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